UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2017

OLD POINT FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-12896	54-1265373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 West Mellen Street

Hampton, Virginia  23663

(Address of principal executive offices)  (Zip Code)

(757) 728-1200

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 30, 2017, Old Point Financial Corporation (“Old Point”) and Citizens National Bank (“Citizens National”) issued a joint press release announcing the execution of an Agreement and Plan of Reorganization, dated October 27, 2017 (the “Merger Agreement”), under which Old Point will acquire Citizens National. The Merger Agreement provides that, upon the terms and conditions set forth therein, Citizens National will merge (the “Merger”) with and into The Old Point National Bank of Phoebus (the “Bank”), a wholly-owned bank subsidiary of Old Point, with the Bank as the surviving entity in the Merger.

A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information and Where to Find It

In connection with the Merger, Old Point will file with the SEC a registration statement on Form S-4 to register the shares of Old Point common stock to be issued to the shareholders of Citizens National. The registration statement will include a proxy statement of Citizens National and a prospectus of Old Point. A definitive proxy statement/prospectus will be sent to the shareholders of Citizens National seeking their approval of the Merger and related matters. This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and shareholders of Old Point and Citizens National are urged to read carefully the entire registration statement and proxy statement/prospectus when they become available, including any amendments thereto, and any other relevant documents to be filed with the SEC in connection with the proposed transaction, because they will contain important information about Old Point, Citizens National and the proposed transaction. Free copies of these documents may be obtained as described below.

Investors and shareholders of both companies are urged to review carefully and consider all public filings by Old Point with the SEC, including but not limited to its Annual Reports on Form 10-K, proxy statements, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Investors and shareholders may obtain free copies of these documents through the website maintained by the SEC at www.sec.gov. Free copies of the proxy statement/prospectus and other documents filed with the SEC by Old Point, when available, also may be obtained by directing a request by telephone or mail to Old Point Financial Corporation, 101 East Queen Street, Hampton, Virginia 23669, Attention: Jeffrey W. Farrar (telephone: (757) 728-1248), or by accessing Old Point’s website at www.oldpoint.com under “Investor Relations.” Free copies of the proxy statement/prospectus, when available, also may be obtained by directing a request by telephone or mail to Citizens National Bank, 11407 Windsor Boulevard, Windsor, Virginia 23487, Attention: Elizabeth T. Beale (telephone: (757) 242-4422). The information on Old Point’s website is not, and shall not be deemed to be, a part of this report or incorporated into other filings Old Point makes with the SEC.

Old Point and Citizens National and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Citizens National in connection with the Merger. Information regarding these participants and other persons who may be deemed participants in the solicitation of proxies in connection with the Merger, and their interests, may be obtained by reading the proxy statement/prospectus regarding the Merger when it becomes available. Additional information about the directors and executive officers of Old Point is set forth in the proxy statement for Old Point’s 2017 annual meeting of shareholders filed with the SEC on April 13, 2017.

Forward-Looking Statements

Certain statements in this report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about future events or results or otherwise are not statements of historical fact, are based on certain assumptions as of the time they are made, and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Such statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of Old Point or Citizens National or their management about future events. Such statements include statements as to the anticipated benefits of the Merger, including future financial and operating results, as well as other statements regarding the Merger. Although each of Old Point and Citizens National believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of Old Point or Citizens National will not differ materially from any projected future results, performance, or achievements expressed or implied by such forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including but not limited to: (1) Citizens National may not be integrated successfully into Old Point or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected timeframe; (3) revenues following the Merger may be lower than expected; (4) customer and employee relationships and business operations may be disrupted by the Merger; (5) the ability to obtain required regulatory and shareholder approvals, and the ability to complete the Merger on the expected timeframe may be more difficult, time-consuming or costly than expected; (6) changes in interest rates, general economic conditions, tax rates, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury, Office of the Comptroller of Currency and the Board of Governors of the Federal Reserve System; the quality and composition of the loan and securities portfolios; demand for loan products; the level of net charge-offs on loans; deposit flows; competition; demand for financial services in the companies’ respective market areas; their implementation of new technologies; reliance on third parties for key services; the companies’ ability to develop and maintain secure and reliable electronic systems; and accounting principles, policies, and guidelines; and (7) other risk factors detailed from time to time in filings made by Old Point with the SEC. Forward-looking statements speak only as of the date they are made and Old Point and Citizens National undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Joint press release of Old Point Financial Corporation and Citizens National Bank, dated October 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Point Financial Corporation
Registrant

Date: October 30, 2017	/s/ Robert F. Shuford, Sr.
Robert F. Shuford, Sr.
Chairman of the Board
President & Chief Executive Officer